UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 11, 2007

Commission file number 1-10948

OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

(561) 438-4800
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

ITEM 8.01	OTHER EVENTS

Attached hereto as Exhibit 99.1.1 is Office Depot, Inc.’s news release dated September 11, 2007, announcing that it will release third-quarter earnings for the fiscal period ending September 30, 2007 on Tuesday, October 30, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1.1	News release of Office Depot, Inc. issued on September 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: September 11, 2007	By: Elisa D. Garcia C.

/s/ Elisa D. Garcia C.
Executive Vice President, General Counsel
and Corporate Secretary